Investor Presentation January 2025

This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, projections and illustrations and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. The illustrative examples herein are forward-looking statements. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2023, under the caption “Risk Factors,” and any subsequent Form 10-Q or other filings made with the SEC. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. Financial data throughout this presentation is as of or for the quarter ended September 30, 2024, unless otherwise noted. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. 2 Safe Harbor Statement

3 Cautionary Statement Regarding Endnotes You are encouraged to carefully read the endnotes that are a part of this presentation and start on slide 34 hereto. The endnotes include important information, including details regarding the assumptions we utilize to prepare the illustrative examples contained herein. Such illustrative examples are not a guarantee of future performance and should not be considered financial guidance. The endnotes also point out that certain of the statements contained herein are subject to a number of assumptions and other factors, many of which are beyond the Company's control, and that actual results may differ from the statements contained herein, and such differences may be material. The endnotes also help the reader identify certain forward- looking statements and provide further detail about certain of the statements contained herein, including some of the non-GAAP metrics.

Company Overview

• An internally-managed commercial real estate finance company operating as a REIT, that is focused on originating and investing in floating-rate, first mortgage loans secured by institutional-quality transitional properties in the U.S. • Investment objective emphasizes preservation of capital while generating attractive risk-adjusted returns over the long-term, primarily through dividends derived from income produced by the loan portfolio. • $2.5 billion* defensively-positioned nationwide investment portfolio that is diversified across property types, regions and sponsors. • Solution-driven senior investment team with deep industry relationships and decades of commercial real estate lending experience across economic, credit and interest rate cycles. • Conservatively managed balance sheet with a well-balanced funding profile, moderate leverage and approximately $0.7 billion of equity capital. 5 * Includes maximum loan commitments. Outstanding principal balance of $2.3 billion. Company Overview

Corporate Snapshot

$2.5 billion* Portfolio of 62 Loan Investments	**100% Loans** 99% Senior Loans 97% Floating Rate	**~$37.9 million** Average UPB	**7.0%** Realized Loan Portfolio Yield**	**63.9%** Weighted Average LTV**
$2.2 billion Financing Capacity $1.6B Outstanding	**2.2x** Total Debt-to-Equity Leverage**	**1.0x** Recourse Debt-to-Equity Leverage**	**~56%** Non-Mark-to-Market Borrowings	**$87.5 million†** Cash Balance

STRATEGY OVERVIEW

- Originate and manage floating-rate first mortgage loans on high-quality transitional U.S. commercial real estate.
- Long-term, fundamental value-oriented philosophy.
- Emphasis on relative value investing, selectivity and broad portfolio diversification.
- A respected lending platform and an established, repeat CRE CLO issuer.
- Well-balanced capitalization profile with moderate leverage.
- Long-standing industry relationships.

BALANCE SHEET OVERVIEW

Investment Portfolio[(1)]



Industrial, 5.5%
Other, 3.1%
Hotel, 6.2%
Retail, 10.4%
Office, 45.0%
Multifamily, 29.8%

*Realized Loan Portfolio Yield: 7.0%***

Capitalization



Other Non-MTM
Repurchase Facilities
CLOs

Cost of Funds: 8.6%

* Includes maximum loan commitments. Outstanding principal balance of $2.3 billion.
** See definition in the appendix.
† As of December 31, 2024.

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Investment Highlights 7 EXPERIENCED AND CYCLE-TESTED SENIOR CRE TEAM ▪ Each senior investment team member has over 25 years of experience in the commercial real estate debt markets, including extensive backgrounds in investment management and structured finance. ▪ Broad and long-standing direct relationships within the commercial real estate lending market. ATTRACTIVE AND SUSTAINABLE MARKET OPPORTUNITY ▪ The CRE lending markets have and are expected over time to offer an enduring opportunity for non-bank specialty finance companies, which are anticipated to continue to gain market share from the banks over the long-term. ▪ Senior floating-rate loans likely to remain an attractive relative value proposition over time. DIFFERENTIATED DIRECT ORIGINATION PLATFORM ▪ Nationwide lending program targeting income-producing, institutional-quality properties and high-quality, experienced sponsors across the top institutional markets. ▪ Geographic diversification helps mitigate concentrated event risk. ▪ Fundamental, value-driven investing, combined with credit intensive underwriting and focus on cash flow, as key underwriting criteria. WELL-DIVERSIFIED AND GRANULAR INVESTMENT PORTFOLIO ▪ Portfolio with total loan commitments of $2.5 billion*, a weighted average stabilized LTV of 63.9%** and a realized loan portfolio yield of 7.0%**. ▪ 100% loan portfolio well-diversified across property types, regions and sponsors. DIVERSIFIED FINANCING PROFILE ▪ Moderate balance sheet leverage and a balanced funding mix including CLO securitizations, repurchase facilities, and a secured credit facility. ▪ Emphasis on term-matched, non-recourse and non-mark-to-market types of financing such as CLO securitizations and other types of funding facilities. * Includes maximum loan commitments. Outstanding principal balance of $2.3 billion. ** See definition in the appendix.

Experienced and Cycle-Tested Senior Leadership 8 JACK TAYLOR PRESIDENT AND CHIEF EXECUTIVE OFFICER • Previous experience: Head of Global Real Estate Finance, Prudential Real Estate Investors; earlier built and led real estate finance businesses at: Kidder, Peabody; PaineWebber; UBS; and Five Mile Capital Partners • Holds a J.D. from Yale Law School, a MSc. in international relations from LSE and a B.A. in philosophy from the University of Illinois 25+ YEARS OF EXPERIENCE STEPHEN ALPART CHIEF INVESTMENT OFFICER, CO-HEAD OF ORIGINATIONS • Previous experience: Managing Director, Prudential Real Estate Investors; over 25 years of real estate finance, debt investing and workout/restructuring experience at GMACCM/Capmark, UBS/PaineWebber and E&Y Kenneth Leventhal • Holds a M.B.A. in Finance & Real Estate from NYU and a B.S. in Business Administration, Accounting and Economics from Washington University 25+ 25+ 25+ 15+ STEVEN PLUST CHIEF OPERATING OFFICER • Previous experience: Managing Director, Prudential Real Estate Investors; over 25 years of real estate finance and capital markets experience at Kidder, Peabody; PaineWebber; UBS; and Five Mile Capital Partners • Holds a M.B.A. from Columbia University and a B.S. in Chemistry from Rensselaer Polytechnic Institute PETER MORRAL CHIEF DEVELOPMENT OFFICER, CO-HEAD OF ORIGINATIONS • Previous experience: Over 25 years of CRE debt experience with senior positions in origination, capital markets, credit, distribution, and investing in various capacities at: Annaly, UBS, Wachovia, and Bank of America • Holds a M.B.A. from the Ohio State University and a B.L.A. in History from the University of Connecticut BLAKE JOHNSON CHIEF FINANCIAL OFFICER • Previous experience: Served in various positions at Two Harbors Investment Corp. (NYSE: TWO), a hybrid mortgage real estate investment trust, most recently serving as its Acting Chief Accounting Officer and previously as its Controller. • Holds B.A. in Business Administration and an M.S. in Accountancy from the University of St. Thomas, an M.B.T. from the University of Minnesota and an MSc in Finance from the London Business School; CPA and CFA® Charterholder

Seasoned and Cohesive Team with Top-Tier Multidisciplinary Expertise 9 DECADES OF BROAD EXPERIENCE SUCCESSFULLY NAVIGATING MANY ECONOMIC AND MARKET CYCLES ✓ Decades of balance sheet lending experience managing unlevered and levered portfolios of CRE debt investments and serving as a fiduciary for third party investor capital ✓ Successfully and profitably navigated multiple economic, real estate and capital markets cycles, benefiting from credit discipline as well as extensive asset management and workout experience ✓ Developed a CRE debt platform within a public mortgage REIT; executed an IPO/Spin-off of GPMT and successfully raised additional growth capital ✓ Established GPMT as a leading balance sheet CRE lender with long-standing borrower, property owner and broker relationships driving significant volume of directly originated attractive investment opportunities ✓ GPMT has a well-balanced funding profile, is a large and repeat CRE CLO issuer, and has access to multiple financing sources ✓ Internally-managed structure with a fully staffed, cross functional team with multidisciplinary experience provides many benefits and positions the company well for accretive growth and realization of economies of scale Real Estate Finance Credit Risk Underwriting Direct Loan Origination Asset Finance & Capital Markets Ratings Agency Asset Mgmt., Loan Workouts & REO Private Credit & Equity CMBS Conduit & Loan Securitization Legal & Corporate Governance Human Resources Strategy & Corporate Finance Audit, Tax & Corporate Treasury MULTIDISCIPLINARY EXPERTISE

Investment Strategy and Origination Platform

Investment Strategy Targeting Senior Loans

FLOATING RATE FIRST MORTGAGE LOANS PROVIDE EXPOSURE TO COMMERCIAL REAL ESTATE SECTOR AT AN ATTRACTIVE POSITION WITHIN A PROPERTY'S CAPITAL STRUCTURE

- Our senior loans are senior to a property owner's significant equity investment.
- The borrower's equity investment usually provides a credit support cushion of 25-35% of a property's value.
- Focused approach to direct originations and intensive credit underwriting creates attractive first mortgage loan investments with downside protection.
- Prioritizing lending on income producing, institutional-quality properties produces cash flow coverage for our loans and generates attractive risk-adjusted returns on our investments.

ILLUSTRATIVE PROPERTY CAPITAL STRUCTURE


LTV
48.75%
Financing Facility Advance $48.75 million
GPMT Senior Loan $65 million
65%
GPMT Equity Investment $16.25 million
100%
Borrower's Equity $35 million
$100 million

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* See definition in the appendix Target Investments and Portfolio Construction 12 KEY TENETS OF STRATEGY PORTFOLIO CONSTRUCTION ✓ Long-term, fundamental, value-driven philosophy avoiding “sector bets” and “momentum investments” ✓ Emphasize durable and identifiable cash flow rather than sale value of collateral property by lending on income- producing, institutional-quality real estate ✓ Intensive, multifaceted credit diligence through bottom-up underwriting and prioritizing high-quality, well-capitalized and experienced sponsors ✓ Thoughtfully structured loans that provide downside protection; the property is the collateral, but the loan is the investment ✓ Active balance sheet and liquidity management; moderate leverage and maintaining access to a diverse set of funding sources while prioritizing stability of non-mark-to- market financing ✓ Nationwide portfolio constructed on a loan-by-loan basis emphasizing diversification by property type, market and sponsorship ✓ Floating rate first mortgage loans secured by income- producing U.S. commercial real estate ✓ Loans of $20 million to $150 million secured by a variety of asset types (primarily multifamily, office, warehouse/industrial, self-storage, and others) ✓ Transitional properties located in the top institutional markets across the U.S. with strong economic, demographic and real estate fundamentals ✓ Stabilized LTVs* generally ranging from 55% to 70% ✓ Generally, target loan yields of SOFR + 3.0% to 5.0%+ ✓ Sponsorship, business plan and loan terms are key considerations in addition to the quality of property collateral, demographics and geographic location THE COMPANY HAS A SUCCESSFUL INVESTMENT PHILOSOPHY THAT HAS BEEN TESTED THROUGH MULTIPLE ECONOMIC, INTEREST RATE AND REAL ESTATE CYCLES

Diversified Investment Portfolio with Scale 13 • Diversification is a key tenet of our investment strategy • Search for relative value nationwide as we construct our portfolio • Approximately 75% of our portfolio is secured by properties located in the largest 25 markets, offering compelling lending opportunities on institutional-quality real estate supported by strong sponsorship • Sponsorship, business plan and loan terms are as important as geographical location TARGETING LARGER INSTITUTIONAL MARKETS IN THE U.S., THAT OFFER COMPELLING INVESTMENT CHARACTERISTICS CONSISTENT WITH OUR OVERALL INVESTMENT THESIS

Relationships •Directly sourcing a large volume of investment opportunities through established relationships, high-integrity reputation and extensive market knowledge and experience •Originating loans often involves multiple counterparties, including both operators and mortgage brokers, and established relationships with multiple touch points help drive transaction volume Process •Employ a highly-disciplined sourcing, screening and underwriting process focused on resource efficiency, to identify the best investment opportunities and provide reliable, timely and creative solutions to borrower counterparties •The origination process is combined with the financing and capital markets function, driving an efficient feedback loop during underwriting and structuring Results •Many lending opportunities are time of the essence, creating a need for reliability and reputation for acting in good faith, which offers a means of differentiation and drives repeat business •Since inception in 2015, the team has sourced and evaluated tens of billions of dollars of opportunities, while closing on over $7 billion of loan investments Direct Origination Platform Supported by Strong Reputation and Longstanding Relationships DIFFERENTIATED ORIGINATION STRATEGY TARGETING HIGH-QUALITY LOANS ON INSTITUTIONAL-QUALITY PROPERTIES ACROSS ATTRACTIVE MARKETS WITH WELL-CAPITALIZED AND EXPERIENCED SPONSORS • Borrowers range from large private equity firms and national operators to regional and local owners/operators with extensive market and property-type expertise • Team of 7 seasoned originators with an average of over 15+ years of experience and longstanding relationships with various market participants 14

Rigorous and Highly Selective Investment Process

ORIGINATION APPROACH PRODUCES A LARGE UNIVERSE OF OPPORTUNITIES FROM WHICH THE MOST ATTRACTIVE INVESTMENTS ARE SELECTED FOR OUR PORTFOLIO

Billions of dollars of investment opportunities annually are sourced and reviewed.

For every 100 transactions we source and review, on average, we do a deeper review on approximately 25% of them ...

... and historically, we close and fund 2-3% of the opportunities we review.

MULTIPLE SOURCING CHANNELS



Co-Lenders
PE Firms
Brokers
Funds
Owners / Operators
REITs

HOW WE DIFFERENTIATE OURSELVES

- ✓ Deep relationships
- ✓ Reputation as a high-integrity partner providing certainty of and speed of execution
- ✓ Solution driven ideas and flexibility to accommodate property business plans

Credibility, solution driven ideas, reliability and reputation drive repeat business and the Company’s success as a direct origination platform.

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Credit Culture Based on Key Principles 16 • Portfolio construction on a loan-by-loan basis with each investment standing on its own merits and adhering to our overall credit culture • Significant amount of resources are committed upfront to ensure comprehensive underwriting and structuring • Team originating a loan remains responsible for monitoring and managing that investment until capital is repaid Rigorous Underwriting ▪ Property ▪ Markets ▪ Sponsor ▪ Business plan Structuring ▪ Legal document diligence ▪ Loan structure ▪ Lender rights Asset Management ▪ Accountability for loan performance ▪ Proactive monitoring ▪ Borrower dialogue OUR CREDIT CULTURE HAS BEEN DEVELOPED AND NURTURED OVER OUR SENIOR CRE TEAM’S LONG TENURE IN COMMERCIAL REAL ESTATE DEBT MARKETS

Life Cycle of a Loan Investment ORIGINATIONS AND OPERATIONS PROCESS INVOLVES CONTINUOUS COMMUNICATIONS ACROSS THE COMPANY FROM DEAL SOURCING THROUGH ASSET MANAGEMENT 17 Sourcing Underwriting Closing Financing Ongoing Asset Management • Broad industry relationships with a variety of market participants • Multiple touch points on a given transaction • Daily meetings to review pipeline or screen potential opportunities • Members of the Investment Committee get involved early • Underwriting is done in-house and focused on collateral and sponsor analysis, business plan review and exit strategy • Engage third party appraisers, engineers and other consultants • Visit each property / local market before closing • Negotiate term sheet detailing key investment terms • Engage select group of experienced law firms to help negotiate loan documents • Closely coordinate internally on financing, treasury, tax, legal, accounting and other areas • Diversified sources of loan-level financing • Multiple financing facilities with large financial institutions • CRE CLOs • Structured financings • Originators are also asset managers • While we contract with third party servicers to administer the loans, the deal teams retain key decision-making authority on major property items (budgets, lease approvals, etc.) Members of the Investment Committee involved throughout

Coordinated and Comprehensive Approach to Asset Management 18 ORIGINATION TEAM THAT SOURCES A LOAN REMAINS RESPONSIBLE FOR ASSET MANAGING IT THROUGHOUT ITS LIFECYCLE UNTIL REPAYMENT • 5-point loan risk rating system • Deal teams retain key decision-making authority on asset management (budgets, lease approvals, monitoring, tracking business plan, etc.) – Frequent communication and feedback with property owners • While key decision-making authority is held by the Company, third party servicers are used to increase efficiency and leverage internal resources – Longstanding relationship with Trimont Real Estate Advisors – Handpicked team at Trimont of fully-dedicated and experienced asset management and servicing professionals • Asset management provides a key early warning system for credit issues, and in many cases can prevent them from occurring – Monitor to ensure compliance with loan terms – Review draw requests for leases and capital items – Remain proactive when business plans begin to slip • Transitional business plans are by nature organic and are expected to evolve over time – Ongoing proactive asset management is a critical component of risk management and in meeting the ongoing needs of borrowers as their business plans evolve

Portfolio Overview

Northeast, 37.6% West, 19.8% Southwest, 18.8% Southeast, 18.7% Midwest, 6.1% Total Portfolio: $1.8 billion Average Loan Balance: ~$42.8 million Senior Loans: 89.6% Office, 50.8% Multifamily, 17.1% Retail, 15.9% Industrial, 9.3% Hotel, 6.9% Investment Portfolio Diversification 20 JUNE 30, 2017 September 30, 2024 R e g io n (1) Total Portfolio: $2.5 billion* Average Loan Balance: ~$37.9 million Senior Loans: 99.4% P ro p e rt y Ty p e (1) December 31, 2019 Total Portfolio: $5.0 billion Average Loan Balance: ~$35.1 million Senior Loans: 98.7% Northeast, 28.5% Southwest, 21.7%West, 17.3% Midwest, 16.8% Southeast, 15.7% Office, 42.5% Multifamily, 24.9% Hotel, 15.0% Retail, 9.4% Industrial, 7.3% Other, 0.9% PORTFOLIO DIVERSIFICATION IS A KEY TENET OF OUR INVESTMENT AND RISK MANAGEMENT STRATEGY * Includes maximum loan commitments. Outstanding principal balance of $2.3 billion. Northeast, 23.9% Southeast, 23.4% Southwest, 22.3% Midwest, 16.1% West, 14.3% Office, 45.0% Multifamily, 29.8% Retail, 10.4% Hotel, 6.2% Industrial, 5.5% Other, 3.1%

Office, 45.0% Multifamily, 29.8% Retail, 10.4% Hotel, 6.2% Industrial, 5.5% Other, 3.1% Loan Portfolio Overview 21 PROPERTY TYPE(1) REGION(1) * See definition in the appendix. ** See definition in the appendix. Includes nonaccrual loans. KEY LOAN PORTFOLIO STATISTICS Outstanding Principal Balance $2.3 billion Total Loan Commitments $2.5 billion Number of Investments 62 Average UPB ~$37.9 mil Realized Loan Portfolio Yield** 7.0% Weighted Average Stabilized LTV at Origination* 63.9% Weighted Average Fully- Extended Remaining Term(2) 1.4 years Well-diversified and granular portfolio comprised of over 99% senior loans with a weighted average stabilized LTV at origination of 63.9%*. Northeast, 23.9% Southeast, 23.4% Southwest, 22.3% Midwest, 16.1% West, 14.3%

5.1% 34.5% 28.6% 10.2% 21.6% 1 2 3 4 5 Loan Portfolio Credit Overview 22 GENERAL AND SPECIFIC CECL RESERVE BY QTR.* CECL RESERVE AS % OF COMMITMENTS BY QTR. STABILIZED LTV at Origination** RISK RATINGS * $ in millions. Due to rounding, figures may not result in the totals presented. ** See definition in the appendix. Weighted average portfolio risk rating of 3.1 $45.7 $57.4 $71.9 $58.8 $91.4 $155.3 $195.0 $200.3 $137.1 $212.7 $266.9 $259.0 12/31/2023 3/31/2024 6/30/2024 9/30/2024 General Specific 4.7% 7.5% 9.7% 10.5% 12/31/2023 3/31/2024 6/30/2024 9/30/2024 24.9% 31.0% 16.9% 23.0% 4.2% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80%

Select Case Studies*





Investment	Chicago Multifamily	Greenwich Office	Nashville Hotel
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Investment Date	12/2019	07/2021	02/2020
Collateral	918 Unit Garden Style Multifamily Property	173,834 SF Office	161 Key Full-Service Hotel
Location	Des Plaines, IL	Greenwich, CT	Nashville, TN
Committed Amount	$111 million	$46 million	$22 million
Coupon	S + 2.80%	S + 3.72%	S + 4.00%
Stabilized LTV	73.0%	63.5%	54.2%
Investment rationale	Conversion of condominium complex to rental apartments; opportunistic acquisition with ability to increase rents through unit upgrades.	Acquisition of a well-leased property with a business plan to capitalize on supply-demand imbalance by modernizing common areas, increase rents and maximize tenant retention.	Acquisition with a strong sponsor and plan to reposition the asset through upgrades.

* For illustrative purposes only.

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Select Case Studies (cont'd)*




DISNEY GIFTS



Investment	Boston Industrial	Orlando Retail	Virginia Office
Loan Type	Floating-Rate Senior Loan	Floating-Rate Senior Loan	Floating-Rate Senior Loan
Investment Date	03/2022	10/2019	06/2019
Collateral	586,590 SF Industrial Property	78,688 SF Retail	407,769 SF Office Portfolio
Location	Leominster, MA	Orlando, FL	Stafford, VA
Committed Amount	$47 million	$32 million	$54 million
Coupon	S + 3.25%	S + 3.41%	S + 3.35%
Stabilized LTV	60.8%	62.9%	49.9%
Investment rationale	Acquisition with ability to renew anchor tenant or lease to new tenants at higher rental rates.	Refinance of a well-located and stabilized retail property.	Acquisition of a well-leased 'Class A' property with a business plan to capitalize on supply-demand imbalance by modernizing common areas and maximize tenant retention.

* For illustrative purposes only.

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Overview of Risk-Rated "5" Loans

- As of September 30, 2024, the Company held nine loans that were risk-rated "5" with an aggregate principal balance of $508.5 million. The Company is actively pursuing resolution options with respect to these loans, which may include a foreclosure, a deed-in-lieu of foreclosure, a loan restructuring, a sale of the loan, or a sale of the collateral property. Risk-rated "5" loans have specific CECL reserves of approximately 39% of UPB.

✓ Resolved During Q4 2024 (New York, NY; Fort Lee, NJ; Minneapolis, MN Hotel; Denver, CO)

	New York, NY Mixed-Use(3)	Fort Lee, NJ Office(4)	Minneapolis, MN Hotel(8)	Denver, CO Office(5)	Minneapolis, MN Office(6)
Loan Structure	Senior floating-rate	Senior fixed-rate	Senior floating-rate	Senior floating-rate	Senior floating-rate
Origination Date	December 2018	March 2016	December 2018	February 2022	August 2019
Collateral Property	152,574 sq. ft. office/retail	216,867 sq. ft. office	154 key full-service hotel	194,575 sq. ft. office	409,000 sq. ft. office
Total Commitment	$94 million	$33 million	$29 million	$23 million	$93 million
Current UPB	$94 million	$33 million	$29 million	$20 million	$93 million
Cash Coupon*	S + 3.8%	5.1%	S + 3.9%	S + 3.9%	S + 2.8%

	Baton Rouge, LA Mixed-Use(7)	Chicago, IL Office(7)	Minneapolis, MN Hotel(4)	Boston, MA Office(3)
Loan Structure	Senior floating-rate	Senior floating-rate	Senior fixed-rate	Senior floating-rate
Origination Date	December 2015	July 2019	September 2021	January 2019
Collateral Property	504,482 sq. ft. retail/office	346,545 sq. ft. office/retail	281 key full-service hotel	80,000 sq. ft. office
Total Commitment	$82 million	$80 million	$54 million	$26 million
Current UPB	$81 million	$80 million	$53 million	$26 million
Cash Coupon*	S + 4.2%	S + 3.7%	S + 5.0%	S + 3.4%

* See definition in the appendix.

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$1,723 $1,404 $1,195 $1,095 2021 2022 2023 YTD 2024 Office Loan Portfolio Overview 26 • Since 2021, reduced the office exposure by over $625 million, or over 35%, primarily through repayments and paydowns, and also proactive loan resolutions. • Granular office portfolio across 20 MSAs and 17 States. • 59% CBD locations, 41% suburban locations. • 37% Top 5 markets, 63% secondary markets. • Average principal balance $35.3 million. • Weighted average stabilized LTV at origination* of 65.2%. • 5-rated office exposure in Boston, Chicago and Minneapolis. • No office exposure in Washington DC, San Francisco Bay Area, Portland or Seattle. * Includes mixed-use properties. ** As of September 30, 2024. OFFICE PORTFOLIO BY REGION(1) REDUCTION IN OFFICE EXPOSURE* ($ IN MILLIONS) ** Northeast, 30.8% Southeast, 28.3% West, 19.8% Midwest, 13.0% Southwest, 8.1%

Financial Highlights and Capitalization

PORTFOLIO ACTIVITY ▪ In December, the Company resolved a $28.8 million loan secured by a hotel property located in Minneapolis, MN. As of September 30th, the loan had a risk-rating of “5” and was on nonaccrual status. As a result of this transaction, the Company expects to realize a write-off of approximately $(19.3) million, which had been largely reserved for through a previously recorded allowance for credit losses. ▪ In December, the Company resolved a $20.1 million loan secured by an office property located in Denver, CO. As of September 30th, the loan had a risk-rating of “5,” was on nonaccrual status and had an allowance for credit losses of $(8.1) million. As a result of this transaction, the Company expects to incur an incremental $(4.1) million provision for credit losses, realizing a total write-off of approximately $(12.2) million. ▪ In November, the Company resolved a $93.7 million loan secured by a mixed-use office and retail property located in New York, NY. As of September 30th, the loan had a risk-rating of “5” and was on nonaccrual status. As a result of this transaction, the Company expects to realize a write-off of approximately $(47.2) million, which had been reserved for through a previously recorded allowance for credit losses. ▪ In October, the Company resolved a $32.9 million loan secured by an office property located in Fort Lee, NJ. As of September 30th, the loan had a risk-rating of “5” and was on nonaccrual status. As a result of this transaction, the Company expects to realize a write-off of approximately $(16.7) million, which had been reserved for through a previously recorded allowance for credit losses. ▪ In the coming months the Company anticipates resolving two additional loans totaling over $105 million in principal balance, all of which have had risk ratings of “5” and have been on nonaccrual status. CAPITALIZATION & LIQUIDITY ▪ During the quarter, the Company repurchased 1.2 million shares of its common stock at an average price of $3.45 per share, for a total of approximately $4.0 million, bringing total repurchases during 2024 to approximately 2.4 million common shares, representing approximately 4.7% of its common shares outstanding. ▪ As of December 31, 2024, carried approximately $87.5 million in unrestricted cash. Q4 2024 Business Update 28

FINANCIAL SUMMARY ▪ GAAP Net (Loss)* of $(34.6) million, or $(0.69) per basic share, inclusive of a $(27.9) million, or $(0.55) per basic share, provision for credit losses. ▪ Distributable (Loss)** of $(38.0) million, or $(0.75) per basic share, inclusive of loan write-offs of $(44.6) million, or $(0.88) per basic share and recoveries of $8.8 million, or $0.17 per basic share. Distributable (Loss)** excluding write- offs and recoveries of $(2.2) million, or $(0.04) per basic share. ▪ Common stock quarterly dividend per share of $0.05; Series A preferred dividend per share of $0.4375. ▪ Book value per common share of $9.25, inclusive of $(5.18) per common share of total CECL reserve. PORTFOLIO ACTIVITY ▪ Funded $9.8 million on existing loan commitments and upsizes. ▪ Realized $284.7 million of total UPB in loan repayments, paydowns, amortization, and resolutions. o Resolved a $33.3 million loan secured by a multifamily property located in Chicago, IL, realizing a loss of approximately $(3.3) million. o Resolved a $51.0 million loan secured by a mixed-use multifamily, event space and office property located in Pittsburgh, PA through a loan modification. The resulting $19.0 million mezzanine note was deemed uncollectible and written-off. o Resolved a $37.1 million loan secured by a mixed-use office and retail property located in Los Angeles, CA, realizing a loss of approximately $(22.3) million. PORTFOLIO OVERVIEW ▪ Loan portfolio of $2.5 billion in total commitments across 62 loan investments with a weighted average stabilized LTV at origination of 63.9%† and a stated and realized loan portfolio yield† of 9.1% and 7.0%, respectively. Loan portfolio is over 97% floating rate and comprised of over 99% senior loans. ▪ Total CECL reserve of $259 million, or 10.5% of total loan portfolio commitments. ▪ Weighted average loan portfolio risk rating of 3.1. ▪ Held two unlevered REO†† properties with an aggregate carrying value of $53.6 million. Q3 2024 Summary Results 29 * Represents Net (Loss) Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP Net (Loss) Income in the appendix. † See definition in the appendix. Includes nonaccrual loans. †† See definition in the appendix.

Prudent and Proactive Balance Sheet Management 30 GPMT MAINTAINS A CONSERVATIVE FINANCIAL POLICY ✓ Generally, seek to match fund assets and liabilities to minimize interest-rate risk and duration ✓ Proven access to diverse sources of public and private equity and debt capital at the corporate and asset level ✓ Emphasis on liability management with meaningful proportion of non-recourse and non-mark-to-market borrowings ✓ Aim to maintain ample liquidity across market cycles; approximately $87.5 million of cash* ✓ Active monitoring of various covenants and leverage ratios when making capital and funding decisions; Target total leverage ratio of 3.0x–3.5x ✓ In response to the capital markets, macroeconomic and real estate sector challenges caused by the rapid increases in interest rates and work-from-home trends, GPMT management has been actively managing its balance sheet and improving liquidity position through several prudent measures including reducing leverage, refinancing legacy de-levered funding vehicles to release trapped capital, and establishing new financing facilities designed to fund both performing and non-performing loans on a non-mark-to-market basis, among others. * As of December 31, 2024.

Overview of Funding Sources Over Time

CONSERVATIVE MANAGEMENT OF BROADLY DIVERSIFIED FUNDING SOURCES FOCUSED ON NON-MARK-TO-MARKET LIABILITIES

- Balance sheet management strategy emphasizes maintaining access to various sources of secured and unsecured funding while focusing on matching the term of assets and liabilities

JUNE 30, 2017


Repurchase Facilities

Total Leverage*: ~0.9x
Recourse Leverage*: ~0.9x
Non-MTM*: 0%

December 31, 2019


Senior Convertible Notes
Asset Specific
Revolving Facility
CLOs
Repurchase Facilities

Total Leverage*: ~3.3x
Recourse Leverage*: ~2.2x
Non-MTM*: 42%

September 30, 2024


Other Non-MTM
Repurchase Facilities
CLOs

Total Leverage*: ~2.2x
Recourse Leverage*: ~1.0x
Non-MTM*: ~56%

* See definition in the appendix.

31

FINANCING SUMMARY AS OF SEPTEMBER 30, 2024 ($ IN MILLIONS) Total Capacity Outstanding Balance(9) Wtd. Avg Coupon* Advance Rate Non- MTM* Repurchase Facilities $1,253 $706 S + 3.36% 64.6% Secured Credit Facility $100 $85 S + 6.50% 58.0% CLO-3 (GPMT 2021-FL3) $398 S + 1.89% 75.6% CLO-4 (GPMT 2021-FL4) $419 S + 1.98% 77.0% Total Borrowings $1,608 Stockholders’ Equity $668 CLOs Repurchase Facilities Other Non-MTM Funding Mix and Capitalization Highlights 32* See definition in the appendix. FUNDING MIX(10) WELL-BALANCED CAPITAL STRUCTURE WITH MODERATE LEVERAGE LEVERAGE* 1.0x 2.2x 0.0x 1.0x 2.0x 3.0x 9/30/2024 Recourse Leverage Total Leverage ~56% Non–MTM*

Endnotes

Endnotes 34 1) Mixed-use properties represented based on allocated loan amounts. Percentages are based off of carrying value. 2) Max remaining term assumes all extension options are exercised and excludes four loans that have passed its maturity date and are not eligible for extension, if applicable. 3) Loan was placed on nonaccrual status as of March 2024. 4) Loan was place on nonaccrual status as of September 2024. 5) Loan was placed on nonaccrual status as of June 2024. 6) Loan was placed on nonaccrual status as of September 2022. 7) Loan was placed on nonaccrual status as of December 2023. 8) Loan was placed on nonaccrual status as of March 2023. 9) Outstanding principal balance, excludes deferred debt issuance costs. 10) Other non-MTM includes non-mark-to-market repurchase facility and secured credit facility.

Appendix

SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) (UNAUDITED) Net Interest Income $7.7 (Provision) for Credit Losses $(27.9) Revenue / (Expenses) from REO* Operations, net $(1.0) Operating Expenses $(9.7) Dividends on Preferred Stock $(3.6) GAAP Net (Loss)* $(34.6) Net (Loss) Per Basic Share** $(0.69) Net (Loss) Per Diluted Share** $(0.69) Common Dividend Per Share $0.05 Series A Preferred Dividend Per Share $0.4375 Basic Wtd. Avg. Common Shares 50,526,492 Diluted Wtd. Avg. Common Shares 50,526,492 Q3 2024 Financial Summary 36* See definition in this appendix. Due to rounding, figures may not result in the totals presented. ** See definition and reconciliation to GAAP Net (Loss) Income in this appendix. *** Real estate owned, net included $10.8 million in other assets and liabilities related to leases. † Due to rounding, figures may not result in the totals presented. SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA, REFLECTS CARRYING VALUES) (UNAUDITED) Cash $113.5 Restricted Cash $11.2 Loans Held-for-Investment, net $2,083.6 Real Estate Owned, net*** $53.6 Repurchase Facilities $705.6 Securitized (CLO) Debt $816.1 Secured Credit Facility $85.2 Preferred Equity $205.7 Common Equity $462.0 Total Stockholders’ Equity† $667.8 Common Shares Outstanding 49,957,557 Book Value Per Common Share $9.25

$9.84 $9.25 $(0.07) $(0.55) $(0.07) $(0.05) $0.10 $0.05 $7.00 $8.00 $9.00 $10.00 $11.00 6/30/2024 Pre-Provision Net (Loss) (Provision for) Credit Losses Series A Preferred Dividend Declaration Common Stock Dividend Declaration Share Repurchase Equity Compensation 9/30/2024 Key Drivers of Q3 2024 Earnings and Book Value Per Share • GAAP Net (Loss)* of $(34.6) million, or $(0.69) per basic share, inclusive of a $(27.9) million, or $(0.55) per basic share, provision for credit losses. • Distributable (Loss)** of $(38.0) million, or $(0.75) per basic share, inclusive of loan write-offs of $(44.6) million, or $(0.88) per basic share and recoveries of $8.8 million, or $0.17 per basic. Distributable (Loss)** excluding write-offs and recoveries of $(2.2) million, or $(0.04) per basic share. • Q3 2024 book value per common share of $9.25, inclusive of $(5.18) per common share total CECL reserve. 37 BO O K VA LU E WA L K P E R S H A R E * Represents Net (Loss) Income Attributable to Common Stockholders; see definition in this appendix. ** See definition and reconciliation to GAAP Net (Loss) Income in this appendix.

Reconciliation of GAAP Net (Loss) Income to Distributable (Loss) Earnings* 38 ($ IN MILLIONS, EXCEPT PER SHARE DATA) (UNAUDITED) Q4 2023 Q1 2024 Q2 2024 Q3 2024 GAAP Net (Loss) Income* $(17.1) $(77.7) $(66.7) $(34.6) Adjustments: Provision (Benefit from) for Credit Losses $21.6 $75.6 $60.8 $27.9 Non-Cash Equity Compensation $1.1 $2.2 $1.5 $2.5 Depreciation and Amortization on Real Estate Owned $1.4 $1.3 $1.2 $1.9 Loss on Extinguishment of Debt $— $— $0.8 $— Distributable (Loss) Earnings* before loan write-offs, sales, REO conversions and recoveries $7.0 $1.3 $(2.5) $(2.2) Loan Write-offs, Sales and REO Conversions $(33.3) $— $(6.6) $(44.6) Recoveries of Previous Write-offs $— $— $— $8.8 Distributable (Loss) Earnings* $(26.4) $1.3 $(9.1) $(38.0) Basic Wtd. Avg. Common Shares 51,156,015 50,744,532 50,939,476 50,526,492 Diluted Wtd. Avg. Common Shares 51,156,015 50,744,532 50,939,476 50,526,492 Distributable Earnings (Loss)* Per basic share before loan write-offs, sales and REO conversions $0.14 $0.03 $(0.05) $(0.04) Distributable (Loss) Earnings* Per basic share $(0.52) $0.03 $(0.18) $(0.75) * See definition in this appendix. Due to rounding, figures may not result in the totals presented.

($ in thousands) At 12/31/23 At 3/31/24 At 6/30/24 At 9/30/24 ASSETS Loans Held-for-Investment $2,718,486 $2,702,684 $2,616,884 $2,340,332 Allowance for credit losses $(134,661) $(210,145) $(264,140) $(256,770) Carrying Value $2,583,825 $2,492,539 $2,352,744 $2,083,562 LIABILITIES Other liabilities impact* $2,456 $2,524 $2,719 $2,239 Total allowance for credit losses $(137,117) $(212,669) $(266,859) $(259,009) Financial Statements Impact of CECL Reserves 39 • Total allowance for credit losses of $259.0 million, of which $2.2 million is related to future funding obligations and recorded in other liabilities. • Loans reported on the balance sheet are net of the allowance for credit losses. ($ in thousands) Q3 2024 Change in allowance for credit losses: Loans held-for-investments $7,370 Other liabilities* $480 Total change in allowance for credit losses $7,850 * Represents estimated allowance for credit losses on unfunded loan commitments.

Summary of Investment Portfolio 40 ($ IN MILLIONS) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination* Original Term (Years)* Initial LTV at Origination* Stabilized LTV at Origination* Senior Loans* $2,445.2 $2,335.7 $2,070.5 S + 3.77% S + 4.06% 3.1 67.1% 64.1% Subordinated Loans $13.3 $13.3 $13.1 8.00% 8.11% 10.0 41.4% 36.2% Total Weighted/Average** $2,458.5 $2,349.1 $2,083.6 S + 3.77% S + 4.06% 3.2 67.0% 63.9% * See definition in this appendix. ** Due to rounding, figures may not result in the totals presented.

Investment Portfolio

($ IN MILLIONS)	Type*	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon*	All-in Yield at Origination*	Original Term (Years)*	State	Property Type	Initial LTV at Origination*	Stabilized LTV at Origination*
Asset 1	Senior	12/19	$111.1	$109.2	$109.0	S + 2.80%	S + 3.23%	3.0	IL	Multifamily	76.5%	73.0%
Asset 2	Senior	12/18	93.7	93.7	93.5	S + 3.75%	S + 5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 3	Senior	08/19	93.1	93.1	93.2	S + 2.80%	S + 3.26%	3.0	MN	Office	73.1%	71.2%
Asset 4	Senior	10/19	87.4	87.4	87.1	S + 2.60%	S + 3.05%	3.0	TN	Office	70.2%	74.2%
Asset 5	Senior	12/15	81.8	80.9	80.9	S + 4.15%	S + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 6	Senior	07/19	79.7	79.7	79.5	S + 3.74%	S + 4.32%	3.0	IL	Office	70.0%	64.4%
Asset 7	Senior	06/19	78.8	78.4	78.0	S + 3.29%	S + 3.05%	3.0	TX	Mixed-Use	71.7%	72.2%
Asset 8	Senior	12/18	78.0	62.1	62.4	S + 3.40%	S + 3.44%	3.0	TX	Office	68.5%	66.7%
Asset 9	Senior	10/22	77.3	77.3	77.3	S + 4.50%	S + 4.61%	2.0	CA	Retail	47.7%	36.6%
Asset 10	Senior	12/16	70.5	70.5	70.5	S + 5.15%	S + 4.87%	4.0	FL	Office	73.3%	63.2%
Asset 11	Senior	12/19	69.2	64.7	64.6	S + 3.50%	S + 3.28%	3.0	NY	Office	68.8%	59.3%
Asset 12	Senior	12/23	61.8	53.9	53.9	S + 5.50%	S + 5.65%	2.0	CA	Office	80.0%	79.2%
Asset 13	Senior	05/22	55.4	48.9	48.8	S + 3.29%	S + 3.70%	3.0	TX	Multifamily	59.3%	62.9%
Asset 14	Senior	09/21	53.6	53.2	53.1	S + 5.00%	S + 5.12%	3.0	MN	Hotel	68.4%	57.8%
Asset 15	Senior	06/21	52.8	47.6	47.5	S + 4.38%	S + 4.75%	3.0	GA	Office	68.0%	69.4%
Assets 16-62	Various	Various	$1,314.3	$1,248.5	$1,241.1	S + 3.80%	S + 4.07%	3.3	Various	Various	68.5%	64.1%
Allowance for Credit Losses					$(256.8)							
Total/Weighted Average**			**$2,458.5**	**$2,349.1**	**$2,083.6**	**S + 3.77%**	**S + 4.06%**	**3.2**			**67.0%**	**63.9%**

* See definition in this appendix.
** Due to rounding, figures may not result in the totals presented.

41

Condensed Consolidated Balance Sheets 42 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (IN THOUSANDS, EXCEPT SHARE DATA) September 30, 2024 December 31, 2023 ASSETS (unaudited) Loans held-for-investment $ 2,340,332 $ 2,718,486 Allowance for credit losses (256,770) (134,661) Loans held-for-investment, net 2,083,562 2,583,825 Cash and cash equivalents 113,461 188,370 Restricted cash 11,243 10,846 Real estate owned, net 42,736 16,939 Accrued interest receivable 9,168 12,380 Other assets 41,214 34,572 Total Assets $ 2,301,384 $ 2,846,932 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 705,590 $ 875,442 Securitized debt obligations 816,103 991,698 Secured credit facility 85,192 84,000 Dividends payable 6,296 14,136 Other liabilities 20,291 22,633 Total Liabilities 1,633,472 1,987,909 Stockholders’ Equity 7.00% Series A cumulative redeemable preferred stock, par value $0.01 per share; 11,500,000 shares authorized and 8,229,500 and 8,229,500 shares issued and outstanding, respectively; liquidation preference $25.00 per share 82 82 Common stock, par value $0.01 per share; 450,000,000 shares authorized and 49,957,557 and 50,577,841 shares issued and outstanding, respectively 500 506 Additional paid-in capital 1,199,432 1,198,048 Cumulative earnings (100,720) 67,495 Cumulative distributions to stockholders (431,507) (407,233) Total Granite Point Mortgage Trust Inc. Stockholders’ Equity 667,787 858,898 Non-controlling interests 125 125 Total Equity 667,912 859,023 Total Liabilities and Stockholders’ Equity $ 2,301,384 $ 2,846,932

Condensed Consolidated Statements of Comprehensive (Loss) Income 43 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (in thousands, except share data) (unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2024 2023 2024 2023 Interest income: Loans held-for-investment $ 43,031 $ 63,848 $ 141,878 $ 195,356 Cash and cash equivalents 1,266 2,839 4,953 6,876 Total interest income 44,297 66,687 146,831 202,232 Interest expense: Repurchase facilities 17,365 21,986 57,424 64,630 Secured credit facility 2,753 3,178 8,156 9,182 Securitized debt obligations 16,521 18,414 52,939 54,353 Convertible senior notes — 2,332 — 6,975 Asset-specific financings — 862 — 2,424 Total Interest Expense 36,639 46,772 118,519 137,564 Net interest income 7,658 19,915 28,312 64,668 Other income (loss): Revenue from real estate owned operations 3,792 1,056 6,045 1,518 (Provision for) Benefit from credit losses (27,911) (31,008) (164,219) (83,236) Gain (loss) on extinguishment of debt — — (786) 238 Fee income — 81 — 81 Total other (loss) (24,119) (29,871) (158,960) (81,399) Expenses: Compensation and benefits 5,375 5,044 16,083 17,165 Servicing expenses 1,197 1,331 3,971 4,029 Expenses from real estate owned operations 4,827 2,233 8,822 3,897 Other operating expenses 3,166 2,358 8,695 7,809 Total expenses 14,565 10,966 37,571 32,900 (Loss) income before income taxes (31,026) (20,922) (168,219) (49,631) (Benefit from) provision for income taxes (2) 15 (4) 94 Net (loss) income (31,024) (20,937) (168,215) (49,725) Dividends on preferred stock 3,600 3,600 10,800 10,850 Net (loss) income attributable to common stockholders $ (34,624) $ (24,537) $ (179,015) $ (60,575) Basic (loss) earnings per weighted average common share $ (0.69) $ (0.48) $ (3.53) $ (1.17) Diluted (loss) earnings per weighted average common share $ (0.69) $ (0.48) $ (3.53) $ (1.17) Dividends declared per common share $ 0.05 $ 0.20 $ 0.25 $ 0.60 Weighted average number of shares of common stock outstanding: Basic 50,526,492 51,577,143 50,736,066 51,805,265 Diluted 50,526,492 51,577,143 50,736,066 51,805,265 Net (loss) income attributable to common stockholders $ (34,624) $ (24,537) $ (179,015) $ (60,575) Comprehensive (loss) income $ (34,624) $ (24,537) $ (179,015) $ (60,575)

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2023, and for all subsequent reporting periods ending on or after December 31, 2023, we have elected to present Distributable (Loss) Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable (Loss) Earnings is intended to over time serve as a general, though imperfect, proxy for our taxable income. As such, Distributable (Loss) Earnings is considered a key indicator of our ability to generate sufficient income to pay dividends on our common stock, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable (Loss) Earnings on a supplemental basis to our Net (Loss) Income and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall operating performance of our business. ▪ For reporting purposes, we define Distributable (Loss) Earnings as Net (Loss) income attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in Net (Loss) Income for the applicable reporting period (regardless of whether such items are included in other comprehensive income or in Net (Loss) Income for such period); and (iv) certain non- cash items and one-time expenses. Distributable (Loss) Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable (Loss) Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings 44

▪ While Distributable (Loss) Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable (Loss) Earnings if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but nonrecoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable (Loss) Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the three months ended September 30, 2024, we recorded provision for credit losses of $(27.9) million, which has been excluded from Distributable (Loss) Earnings, consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable (Loss) Earnings referenced on slide 38. During the three months ended September 30, 2024, we recorded $(1.9) million, in depreciation and amortization on REO and related intangibles, which has been excluded from Distributable (Loss) Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable (Loss) Earnings referenced on slide 38. ▪ Distributable (Loss) Earnings does not represent Net (Loss) Income or cash flow from operating activities and should not be considered as an alternative to GAAP Net (Loss) Income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable (Loss) Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable (Loss) Earnings may not be comparable to the Distributable (Loss) Earnings reported by other companies. ▪ We believe it is useful to our stockholders to present Distributable (Loss) Earnings before realized losses to reflect our run-rate operating results as (i) our operating results are mainly comprised of net interest income earned on our loan investments net of our operating expenses, which comprise our ongoing operations, (ii) it helps our stockholders in assessing the overall run-rate operating performance of our business, and (iii) it has been a useful reference related to our common dividend as it is one of the factors we and our Board of Directors consider when declaring the dividend. We believe that our stockholders use Distributable (Loss) Earnings and Distributable (Loss) Earnings before realized losses, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. Distributable Earnings (cont’d) 45

Other Definitions 46 Realized Loan Portfolio Yield ▪ Provided for illustrative purposes only. Calculations of realized loan portfolio yield are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Cash Coupon ▪ Cash coupon does not include origination or exit fees. Future Fundings ▪ Fundings to borrowers of loan principal balances under existing commitments on our loan portfolio. Net (Loss) Income Attributable to Common Stockholders ▪ GAAP Net (Loss) Income attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock. Initial LTV at Origination ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal. Stabilized LTV at Origination ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Non—MTM ▪ Non-Mark-to-Market. Original Term (Years) ▪ The initial maturity date at origination and does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable. Pre-Provision Earnings ▪ Net interest income, less operating expenses and provision for income taxes. Recourse Leverage ▪ Borrowings outstanding on repurchase facilities and secured credit facility, less cash, divided by total stockholders’ equity.

Other Definitions (cont’d) 47 REO ▪ Real estate owned. Senior Loans ▪ “Senior” means a loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans. Total Leverage ▪ Borrowings outstanding on repurchase facilities, secured credit facility and CLO’s, less cash, divided by total stockholders’ equity. Wtd. Avg Coupon ▪ Does not include fees and other transaction related expenses.

Company Information 48 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017, and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes. For more information regarding Granite Point, visit www.gpmtreit.com. Contact Information: Corporate Headquarters: 3 Bryant Park, 24th Floor New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Chris Petta Investor Relations 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com JMP Securities Steven DeLaney (212) 906-3517 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 Raymond James Stephen Laws (901) 579-4868 UBS Doug Harter (212) 882-0080 Analyst Coverage:* *No report of any analyst is incorporated by reference herein and any such report represents the sole views of such analyst.